UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 11, 2012

NUCOR CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-4119	13-1860817
(Commission File Number)	(IRS Employer Identification No.)

1915 Rexford Road, Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 366-7000

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On September 11, 2012, the Board of Directors of Nucor Corporation (the “Corporation”) elected Raymond J. Milchovich, former Chairman of the Board of Directors and Chief Executive Officer of Foster Wheeler AG, to the Corporation’s Board of Directors with a term expiring at the Corporation’s 2013 annual meeting of stockholders. Concurrent with his election as a director, Mr. Milchovich was appointed to the Audit Committee, the Compensation and Executive Development Committee and the Governance and Nominating Committee of the Board of Directors. There are no arrangements or understandings between Mr. Milchovich and any other persons pursuant to which he was selected as a director. Additionally, there are no transactions involving the Corporation and Mr. Milchovich that the Corporation would be required to report pursuant to Item 404(a) of Regulation S-K.

Mr. Milchovich will receive compensation in accordance with the Corporation’s standard compensation arrangements for non-employee directors, which are described under the caption “Director Compensation” in the Corporation’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 22, 2012, as adjusted by the Board of Directors from time to time.

A copy of the news release announcing Mr. Milchovich’s election is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On September 11, 2012, the Board of Directors of the Corporation approved an amendment to Article III, Section 1(a) of the Corporation’s Amended and Restated Bylaws, effective immediately. As amended, Section 1(a) of Article III provides, in relevant part, that “the number of directors which shall constitute the whole board of directors shall be not less than three nor more than eleven, the precise number to be determined from time to time by resolution of the board of directors.” The Corporation’s Amended and Restated Bylaws previously provided for the number of directors to be “not less than three nor more than ten.”

The foregoing description is qualified in its entirety by reference to the text of the Corporation’s Amended and Restated Bylaws as adopted and effective as of September 11, 2012, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Bylaws of Nucor Corporation

99.1	News Release of Nucor Corporation, issued September 11, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUCOR CORPORATION

Date: September 13, 2012	By:	/s/ James D. Frias
James D. Frias
Chief Financial Officer, Treasurer and Executive Vice President

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Nucor Corporation

99.1	News Release of Nucor Corporation, issued September 11, 2012

4